UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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The India Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

March 23, 2012

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The India Fund, Inc. (NYSE: IFN; the “Fund”) to be held on Friday, April 27, 2012, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 11:00 a.m., New York time.

At the meeting, you will be asked to vote on the election of Directors.

After careful consideration, the Board of Directors of the Fund, including all of the independent Directors, recommends that you vote “FOR” the election of each of the nominees.

Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the meeting.

If your completed proxy card is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, Georgeson Inc. (“Georgeson”). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Alan Goodson
President

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on April 27, 2012

March 23, 2012

To the Stockholders:

An Annual Meeting of Stockholders of The India Fund, Inc. (the “Fund”) will be held on Friday, April 27, 2012, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 11:00 a.m., New York time, for the purpose of considering and voting upon proposals to:

1.	Elect three Class I Directors and one Class III Director to the Board of Directors.

2.	Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on March 16, 2012, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Megan Kennedy
Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, on the 30th Floor, on Friday, April 27, 2012, at 11:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about March 23, 2012.

At the Meeting, Stockholders will vote on a proposal to elect three Class I Directors and one Class III Director to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended December 31, 2011, as filed on Form N-CSR, is available free of charge by contacting Aberdeen Asset Management, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, by calling 1-866-839-5205 toll-free or on the Internet at www.aberdeenifn.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “IFN”. Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Branch Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees for Director.

The close of business on March 16, 2012, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date there were 40,841,947 shares of the Fund’s common stock outstanding.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose, without notice other than by announcement at the Meeting, one or more adjournments or postponements of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies or until a quorum shall attend. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal at their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast and will not affect the plurality vote required for Directors. The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the Meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The principal business address of the Fund is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

The date of this Proxy Statement is March 23, 2012.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 27, 2012

The proxy statement and related materials are available at

http://www.edocumentview.com/IFN.

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect three Class I Directors, each to hold office until the 2015 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified, and one Class III Director, to hold office until the 2013 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the Class II Directors expire at the Annual Meeting of Stockholders in 2014, or thereafter until their respective successors are duly elected and qualified. The terms of office of the Class III Directors expire at the Annual Meeting of Stockholders in 2013, or thereafter until their respective successors are duly elected and qualified. These staggered terms have the effect of limiting the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Following the transfer of investment management services from Blackstone Asia Advisors L.L.C. (“BAA”), the Fund’s previous investment manager, to Aberdeen Asset Management Asia Limited (“AAMAL”), Prakash A. Melwani and Robert L. Friedman, who were affiliated with BAA, resigned from the Board. At a telephonic meeting held on January 11, 2012, the Board appointed Martin Gilbert and Hugh Young, who are affiliated with AAMAL, to serve as Interested Directors in Class I and Class III, respectively. Mr. Gilbert is a nominee for election as a Class I Director and Mr. Young is a nominee for election as a Class III Director. The qualifications of Messrs. Gilbert and Young are described in more detail below. Messrs. Becker and Salacuse, other nominees for election as a Class I Directors, have been members of the Fund’s Board of Directors since 2003 and 1993, respectively.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. The nominees have consented to their being named in this proxy statement and have indicated that they will serve if elected. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following table provides information concerning the nominees for election as Class I Directors:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Nominees to serve as Class I Directors until the 2015 Annual Meeting of Stockholders

Interested Director/Nominee

Martin Gilbert[1] Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Birth Year: 1955	Director	Since 2012	Mr. Gilbert is one of the founding directors and has been Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, since 1983. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management, Inc., the Fund’s Administrator.	31	None

Independent Directors/Nominees

Lawrence K. Becker c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 2003	Private Investor, Real Estate Investment Management (July 2003–Present); Treasurer, France Growth Fund (2004–2008); Vice President, Controller/Treasurer, National Financial Partners (2000–2003); Managing Director, Controller/Treasurer, Oppenheimer Capital-PIMCO (1981–2000).	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates.

Name, Address and Age	Position(s) Held withFund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years
Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1938	Director, Chairman of the Board of Directors and Chairman of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy, Tufts University (1986–Present); International Arbitrator, Arbitration Tribunal, ICSID, World Bank (2004-Present).	2	Director of 24 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

The following table provides information concerning a nominee for election as a Class III Director:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Nominee to serve as Class III Director until the 2013 Annual Meeting of Stockholders

Interested Director/Nominee

Hugh Young[2] Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital SquareTwo Singapore 049480 Birth Year: 1958	Director	Since 2012	A member of the Executive Management Committee of Aberdeen Asset Management PLC, a parent company of the Fund’s Investment Manager. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

The following table provides information concerning the Class III and Class II Directors currently serving until the year 2013 and 2014 Annual Meetings of Stockholders, respectively:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Class III Director serving until the 2013 Annual Meeting of Stockholders

Independent Director

J. Marc Hardy c/o Cim Fund Services Limited Rogers House 5 President John Kennedy Street Port Louis, Mauritius Birth Year: 1954	Director and Member of the Audit and Nominating Committees	Since 2002	Treasurer, NMHGSF and New Mauritius Hotels Ltd. (October 2010–Present); Independent Financial Adviser, Axys Capital Management Ltd. (November 2000–2011).	1	Director of Hanover Reinsurance Ltd. and The Mauritius Development Investment Trust Ltd.

Class II Directors serving until the 2014 Annual Meeting of Stockholders

Independent Directors

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1937	Director and Member of the Audit and Nominating Committees	Since 1994	President Emeritus, The Council on Foreign Relations (2003–Present); President, The Council on Foreign Relations (1993-2003); formerly Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	2	Director of 24 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates (“LMPFA”).

Stéphane R. F. Henry c/o Investment Professionals Limited 6th Floor Harbour Front John F. Kennedy Street Port Louis, Mauritius Birth Year: 1967	Director and Member of the Audit and Nominating Committees	Since 2004	Chief Executive Officer and Managing Director, Investment Professionals Ltd., (2005–Present).	1	Director of Boyer Allan Pacific India Fund, Arisaig (Partners) Ltd., Nine Rivers Capital Management Ltd. and Foreign Colonial India Ltd.

Luis F. Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2000–Present); frequent contributor of op-ed pieces to The Wall Street Journal.	2	Director of two registered investment companies advised by Advantage Advisers L.L.C. or its affiliates; Director of EMICA.

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund, Inc., the Aberdeen Funds, and the Fund, have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex.”
[1]

Mr. Gilbert is an “interested person,” as defined in the 1940 Act, because he serves as Chief Executive of Aberdeen Asset Management PLC, the parent company of the Fund’s investment manager and administrator.

[2]	Mr. Young is an “interested person,” as defined in the 1940 Act, because he serves as Managing Director of AAMAL, the Fund’s investment manager.

Martin Gilbert (MA, LLB): Founding shareholder and Chief Executive of Aberdeen Asset Management PLC (“Aberdeen”), the holding company of the fund management group that was established in 1983. Mr. Gilbert is a director of a number of investment trusts and Chairman of FirstGroup PLC. He is Adjunct Professor of Finance at Imperial College Business School and a member of the Scottish Government’s Financial Services Advisory Board, the EFAMA President’s Advisory Council and the Institute of Chartered Accountants of Scotland. In December 2008, Mr. Gilbert was named European Personality of the Year at the Funds Europe Awards. In 2009, he was named Ernst & Young Overall Scotland Entrepreneur Of The Year. In 2011, he was named Scotland PLC CEO of the Year at the Business Insider/PWC Scotland PLC Awards. Mr. Gilbert was educated in Aberdeen and has an MA in Accountancy and an LLB. He divides his time between Aberdeen, where the business has always been headquartered, and London, as well as overseeing the international operations of the Group.

Hugh Young (BA): Mr. Young set up the Singapore office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also Head of Equities globally and a member of the executive committee responsible for day-to-day operations of Aberdeen. Mr. Young has over 25 years’ experience in investment management and has managed the Aberdeen’s Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. Mr. Young graduated with a BA in Politics from Exeter University.

Each Director was selected to join the Board based on a variety of factors including, but not limited to the Director’s ability to carry out his or her duties as a Director, the Director’s background, business and professional experience, qualifications and skills. In addition to qualifications of Messrs. Gilbert and Young described above, each Director possesses the following specific characteristics: Mr. Becker is a private investor with financial and accounting experience as treasurer and controller of other companies, experience as a member of the Board of other investment companies who, the Board has determined, is an “audit committee financial expert” as explained further below; Mr. Gelb has academic and foreign affairs experience and has served as a board member of other investment companies; Mr. Hardy has financial and international experience and other experience as a board member of various organizations; Mr. Henry has international business and investment experience and has served on boards of other investment companies; Mr. Rubio has business and academic experience as president of a not-for-profit think tank focused on Mexico’s economic and democratic development and has served as a board member of other investment companies; and Mr. Salacuse has academic and foreign affairs experience and has served as a board member of other investment companies.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2011 to the Directors of the Fund and the aggregate compensation paid to them from all registered funds in the BAA Fund Complex (consisting of the Fund and The Asia Tiger Fund, Inc.) for the fiscal year ended December 31, 2011. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Other Funds Advised by Adviser	Total Compensation from Fund and Fund Complex
Lawrence K. Becker	$57,500	$12,750	$70,250
Robert L. Friedman*	0	0	0
Leslie H. Gelb	$51,500	$11,750	$63,250
J. Marc Hardy	$51,500	0	$51,500
Stéphane R. F. Henry	$51,500	0	$51,500
Prakash A. Melwani*	0	0	0
Luis F. Rubio	$55,500	$11,500	$67,000
Jeswald W. Salacuse	$82,607	$16,143	$98,750

*	Following the transfer of investment management services from BAA to AAMAL, Messrs. Melwani and Friedman, who were affiliated with BAA, resigned from the Board. The Board appointed Messrs. Gilbert and Young as Directors on January 11, 2012 to fill the vacancy resulting from resignations.

Beneficial Share Ownership

At March 16, 2012, to the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Shares	Percentage	Name	Address
3,444,223	8.4%	City of London Investment Group PLC / City of London Investment Management Company Limited	77 Gracechurch Street London, EC3V 0AS England

Cede & Co., a nominee for participants in The Depository Trust Company, held of record 40,551,741.91 shares, equal to approximately 99.29% of the outstanding shares of the Fund.

Security Ownership of Directors

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of March 16, 2012:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Director or Nominee in Family of Investment Companies
Directors
Lawrence K. Becker	$10,001-$50,000	$50,001-$100,000
Martin Gilbert	None	None
Leslie H. Gelb	None	None
J. Marc Hardy	$1-$10,000	$1-$10,000
Stéphane R. F. Henry	None	None
Hugh Young	None	None
Luis F. Rubio	None	None
Jeswald W. Salacuse	$10,001-$50,000	$10,001-$50,000
All Directors and Executive Officers (as a group)	$50,001-$100,000	$50,001-$100,000

As of March 16, 2012, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At March 16, 2012, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of AAMAL, the Fund’s investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with AAMAL.

Director Share Ownership Policy

At a meeting of the Board of Directors, held on January 25, 2012, the Directors adopted a Share Ownership Policy (the “Policy”). The Policy requires each Director of the Fund to purchase 1,000 shares of the Fund. Each current Director has a reasonable amount of time from the date of adoption of the Policy to satisfy the foregoing requirement, but must satisfy this requirement no later than eighteen (18) months after the Policy was adopted. Each newly-elected or newly-appointed Director must comply with the Policy within a reasonable amount of time of becoming a Director, but no later than eighteen (18) months after the Director was elected or appointed.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the operation of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including AAMAL and the Fund’s custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and the Independent Directors (defined below) consult with their own separate independent counsel.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, AAMAL and their affiliates and other funds and clients managed by AAMAL with the objective that the Fund will be managed in a manner that is in the best interest of the Fund’s Stockholders.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. Furthermore, the Board of Directors has a standing Audit Committee and a Nominating Committee, each composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards (“Independent Directors”).

The Board of Directors is currently comprised of eight Directors, six of whom are Independent Directors. Mr. Salacuse serves as chairman of the Board and is an Independent Director. The Independent Directors have separate legal counsel and regularly meet apart from management. In fulfilling their general oversight responsibility, the Directors regularly receive reports from the Fund’s investment manager, the Fund’s Chief Compliance Officer (“CCO”) and counsel to the Fund and to the Independent Directors. The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this general oversight responsibility, the Board receives reports and makes regular inquiry at its quarterly meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including its portfolio managers and Chief Compliance Officer, who reports directly to the Board) and AAMAL to assist it in identifying and understanding the nature and extent of such risks and determining that such risks are being effectively managed by the implementation of appropriate policies, procedures and controls.

In addition to reports and other information received from Fund management and AAMAL regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its quarterly meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, any issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. Because the Chairman of the Board and the Chair of each of the Board’s Audit and Nominating Committees is an Independent Director, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. Based on a review of the Board and its functions, the Board has determined that the leadership structure of the Board of Directors, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s management and AAMAL and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers of the Fund

The executive officers of the Fund are chosen each year generally at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund, who were appointed following the transfer of investment management services from BAA to AAMAL, are:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	President	Since 2011	Currently, Head of Product U.S., overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management, Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1977	Vice President-Compliance and Chief Compliance Officer	Since 2011	Currently, Vice President and Head of Compliance – U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	Vice President and Secretary	Since 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adrian Lim* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Gary Marshall* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1961	Vice President	Since 2011	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the U.S. and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management, Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1978	Vice President and Chief Legal Officer	Since 2011	Currently, Vice President and Head of Legal – U.S. for Aberdeen Asset Management, Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Christian Pittard* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1973	Vice President	Since 2011	Currently, Group Head of Product Development, Director of Aberdeen Asset Management Investment Services Limited (since January 2010) and Aberdeen Fund Management Limited (since January 2010). Previously, Director and Vice President (2006 to 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1969	Treasurer	Since 2011	Currently, Head of Fund Accounting for Aberdeen Asset Management, Inc. Ms. Melia joined Aberdeen Asset Management, Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.

Kasey Deja* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1979	Assistant Secretary	Since 2012	Currently a Senior Product Manager within Product Management. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she was promoted to Manager of the U.S. Transitions Team and transferred to her current position in 2011.

*	Messrs. Goodson, Cotton, Lim, Marshall, and Pittard, and Mses. Kennedy, Nichols, Melia, and Deja hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund, Inc., the Fund, and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

Audit Committee

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the fund, AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Salacuse is the chairman and Messrs. Becker, Gelb, Hardy, Henry and Rubio are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended December 31, 2011. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker is an “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended in July 2010. The Fund’s amended and restated Audit Committee Charter was filed as Appendix A to the Proxy Statement filed by the Fund on March 17, 2011.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approved all audit and non-audit services provided by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, to the Fund in 2011. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Salacuse is the chairman and Messrs. Becker, Gelb, Hardy, Henry and Rubio are members of the Nominating Committee. This Committee met once during the fiscal year ended December 31, 2011. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003, which was filed as Appendix B to the Proxy Statement filed by the Fund on March 24, 2010.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee does not have a formal diversity policy but may also consider diversity of professional experience, education and skills when evaluating potential nominees. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended December 31, 2011, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than ten percent of the Fund’s common stock, and AAMAL and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, other than as indicated below, the Fund believes that the Fund’s Directors and officers, and AAMAL and its directors and officers, have complied with applicable filing requirements during the fiscal year ended December 31, 2011. The Form 3 Initial Statement of Beneficial Ownership of the Directors of AAMAL were filed subsequent to the 10-day period specified in the Form.

Report of the Audit Committee

The Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2011 with management; and (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles and certain other matters.

The Audit Committee also reports that it previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Rule 3526 and discussed with PwC the independent registered public accounting firm’s independence. In addition, the Audit Committee has reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to: (i) Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”), the Fund’s former investment manager, and any entity controlling, controlled by or under common control with Blackstone Advisors that provided services to the Fund and (ii) Aberdeen Asset Management Asia Limited (“AAMAL”), the Fund’s investment manager as of December 19, 2011, and any entity controlling, controlled by or under common control with AAMAL that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Audit Committee presents this report to the Board of Directors and recommends that: (i) the Fund’s audited financial statements for the fiscal year ended December 31, 2011 be included in the Fund’s annual report to stockholders for such fiscal year and (ii) such annual report be filed with the Securities and Exchange Commission and the New York Stock Exchange.

Submitted by the Audit Committee of the Fund’s Board of Directors

Lawrence K. Becker

Leslie H. Gelb

J. Marc Hardy

Stéphane R.F. Henry

Luis F. Rubio

Jeswald W. Salacuse

February 14, 2012

Required Vote

Directors are elected by a plurality of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the independent Directors, recommend that Stockholders vote “FOR” each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

AAMAL currently serves as the Fund’s investment manager. The address of AAMAL is 21 Church Street, #01-01, Capital Square Two, Singapore 049480. AAMAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. currently serves as the Fund’s administrator. The address of Aberdeen Asset Management Inc. is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. Aberdeen Asset Management Inc. is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. subcontracts certain of its responsibilities as administrator to BNY Mellon Investment Servicing (U.S.) Inc. The address of BNY Mellon Investment Servicing (U.S.) Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to AAMAL or any entity controlling, controlled by, or under common control with AAMAL if such services relate directly to the operations and financial reporting of the Fund. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were $98,346 and $99,166, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2010 and December 31, 2011 were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were $77,570 and $97,595, respectively.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were $0 and $0, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, AAMAL, the Fund’s investment manager, and any entity controlling, controlled by or under common control with the Fund or AAMAL that provided ongoing services to the Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were $0 and $1,941,271, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

None of the services described above, provided in the fiscal year ended December 31, 2011, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2013, must be received by the Fund (addressed to The India Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 23, 2012. Any Stockholder who desires to bring a proposal for consideration at the Fund’s year 2013 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) during the period from December 28, 2012 to January 28, 2013. However, if the Fund’s 2013 Annual Meeting of Stockholders is held earlier than March 28, 2013 or later than June 26, 2013, such written notice must be delivered to the Secretary or Assistant Secretary of the Fund no earlier than 120 days before the date of the 2013 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2013 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2013 Annual Meeting of Stockholders.

Any Stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. A Stockholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the Stockholder must continue to hold such shares through the date on which the Meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The India Fund, Inc., c/o the Fund’s Chief Legal Officer, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund and by regular employees of AAMAL, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

In addition, Georgeson Inc. (“Georgeson”), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $5,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder’s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-866-297-1264.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

March 23, 2012

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - -

A	Proposals — The Board of Directors unanimously recommends a vote FOR each nominee listed for director in Proposal 1.	+
1. To elect three Class I Directors (Messrs. Becker, Gilbert, and Salacuse) and one Class III Director (Mr. Young) to the Board of Directors to serve until the 2015 and
2013 Annual Meeting of Stockholders, respectively.

	For	Withhold		For	Withhold		For	Withhold

01 - Martin Gilbert	☐	☐	02 - Lawrence K. Becker	☐	☐	03 - Jeswald W. Salacuse	☐	☐

04 - Hugh Young	☐	☐

2.	The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — The India Fund, Inc.

ANNUAL MEETING OF STOCKHOLDERS — April 27, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Alan R. Goodson and Jennifer A. Nichols, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on the 30th Floor on Friday, April 27, 2012, at 11:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 23,2012 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an “X” in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Please refer to the Proxy Statement for a discussion of the Proposals.

SEE REVERSE SIDE	Continued and to be signed and dated, see the reverse side.	SEE REVERSE SIDE

000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 PM Eastern Time, on April 26, 2012.
Vote by Internet
• Log on to the Internet and go to
http://proxy.georgeson.com/IFN_MTG
• Follow the steps outlined on the secure website.

Vote by telephone
• Call 877-456-7915 within the USA, US territories & Canada anytime on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals — The Board of Directors unanimously recommends a vote FOR each nominee listed for director in Proposal 1.

1.	To elect three Class I Directors (Messrs. Becker, Gilbert, and Salacuse) and one Class III Director (Mr. Young) to the Board of Directors to serve until the 2015 and 2013 Annual Meeting of Stockholders, respectively.								+
		For	Withhold		For	Withhold		For	Withhold

	01 - Martin Gilbert	☐	☐	02 - Lawrence K. Becker	☐	☐	03 - Jeswald W. Salacuse	☐	☐

	04 - Hung Young	☐	☐

2.	The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance
			Mark the box to the right	☐
if you plan to attend the
Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — The India Fund, Inc.

ANNUAL MEETING OF STOCKHOLDERS — April 27, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Alan R. Goodson and Jennifer A. Nichols, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on the 30th Floor on Friday, April 27, 2012, at 11:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 23,2012 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an “X” in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Please refer to the Proxy Statement for a discussion of the Proposals.

SEE REVERSE SIDE	Continued and to be signed and dated, see the reverse side.	SEE REVERSE SIDE